Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
June 30, 2015

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratio
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity and Tangible Assets

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Six Months Ended
(dollars in thousands, except per share amounts)	Jun 30, 2015	Mar 31, 2015	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Operating Results:
Total revenue(1)	$252,839	$187,959	$229,459	$440,798	$444,887
Net interest income	169,025	155,438	140,191	324,463	271,035
Provision for loan and lease losses	7,932	9,000	6,123	16,932	9,194
Noninterest income	83,814	32,521	89,268	116,335	173,852
Noninterest expense	177,968	156,042	167,320	334,010	328,532
Net income	41,567	14,230	34,782	55,797	66,542
Net earnings per common share, basic	0.31	0.09	0.26	0.41	0.50
Net earnings per common share, diluted	0.31	0.09	0.26	0.40	0.49
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.35	$0.31	$0.27	$0.66	$0.49
Yield on interest-earning assets	3.99%	3.99%	4.12%	3.99%	4.21%
Cost of interest-bearing liabilities	0.99%	1.03%	1.02%	1.01%	1.05%
Net interest margin	3.11%	3.09%	3.22%	3.10%	3.30%
Return on average assets	0.72%	0.26%	0.74%	0.50%	0.74%
Return on average risk-weighted assets(3) (9)	1.10%	0.40%	1.15%	0.76%	1.12%
Return on average equity(4)	9.5%	2.9%	8.6%	6.3%	8.2%
Adjusted return on average equity(5)	10.7%	9.7%	9.1%	10.2%	8.3%
Efficiency ratio(6)	70%	83%	73%	76%	74%
Adjusted efficiency ratio(7)	65%	66%	72%	66%	74%
Loans and leases held for investment as a percentage of deposits	121%	115%	110%	121%	110%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	98%	93%	87%	98%	87%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.44%	0.40%	0.51%	0.44%	0.51%
Net charge-offs to average loans and leases held for investment	0.10%	0.16%	0.19%	0.13%	0.16%
ALLL as a percentage of loans and leases held for investment	0.33%	0.34%	0.37%	0.33%	0.37%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	21%	19%	21%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)(9)	10.5%	10.6%	11.5%	10.5%	11.5%
Tier 1 leverage ratio (bank level; see Table 10c)(9)	8.6%	8.1%	8.3%	8.6%	8.3%
Total risk-based capital ratio (bank level; see Table 10c)(9)	13.2%	12.3%	13.4%	13.2%	13.4%
Tangible common equity per common share(10)	$13.00	$12.55	$12.02	$13.00	$12.02
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,717,588	$2,365,962	$2,232,872	$5,083,550	$3,933,368
Jumbo residential mortgage loans originated	1,458,297	1,300,746	1,108,188	2,759,043	1,916,326
Unpaid principal balance of loans sold	2,333,747	1,369,503	1,531,713	3,703,250	2,741,468
Unpaid principal balance of loans serviced for the Company and others	44,835,934	50,481,475	50,790,378	44,835,934	50,790,378
Consumer Banking loans as a percentage of loans and leases held for investment	55%	54%	56%	55%	56%
Consumer deposits	$13,083,912	$12,865,348	$12,050,198	$13,083,912	$12,050,198
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$465,924	$480,217	$285,425	$946,141	$443,438
Equipment financing receivables	293,456	223,339	398,519	516,795	566,109
Commercial Banking loans as a percentage of loans and leases held for investment	45%	46%	44%	45%	44%
Commercial deposits	$3,399,615	$3,211,339	$1,824,477	$3,399,615	$1,824,477
Market Price Per Share of Common Stock:
Closing	$19.65	$18.03	$20.16	$19.65	$20.16
High	20.21	19.16	20.61	20.21	20.61
Low	17.82	17.24	18.08	17.24	16.40
Period End Balance Sheet Data:
Loans and leases held for investment, net	$19,847,804	$18,470,791	$15,237,916	$19,847,804	$15,237,916
Total assets	24,120,491	23,347,219	19,753,820	24,120,491	19,753,820
Deposits	16,483,527	16,076,687	13,874,675	16,483,527	13,874,675
Total liabilities	22,300,670	21,589,407	18,074,372	22,300,670	18,074,372
Total shareholders’ equity	1,819,821	1,757,812	1,679,448	1,819,821	1,679,448
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of net income to adjusted net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenues. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenues based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Risk-weighted assets and regulatory capital ratios calculated under Basel III for periods beginning March 31, 2015. Risk-weighted assets and regulatory capital ratios calculated under Basel I for periods through December 31, 2014.

(10)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2015	Mar 31, 2015	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Interest Income
Interest and fees on loans and leases	$210,347	$194,849	$170,325	$405,196	$328,795
Interest and dividends on investment securities	7,447	8,022	9,818	15,469	19,649
Other interest income	159	160	110	319	272
Total interest income	217,953	203,031	180,253	420,984	348,716
Interest Expense
Deposits	30,219	29,764	23,442	59,983	46,049
Other borrowings	18,709	17,829	16,620	36,538	31,632
Total interest expense	48,928	47,593	40,062	96,521	77,681
Net Interest Income	169,025	155,438	140,191	324,463	271,035
Provision for loan and lease losses	7,932	9,000	6,123	16,932	9,194
Net Interest Income after Provision for Loan and Lease Losses	161,093	146,438	134,068	307,531	261,841
Noninterest Income
Loan servicing fee income	29,569	34,132	40,417	63,701	87,034
Amortization of mortgage servicing rights	(19,006)	(20,299)	(19,026)	(39,305)	(39,598)
Recovery (impairment) of mortgage servicing rights	15,727	(43,352)	—	(27,625)	4,941
Net loan servicing income (loss)	26,290	(29,519)	21,391	(3,229)	52,377
Gain on sale of loans	40,588	42,623	47,703	83,211	81,554
Loan production revenue	6,195	5,387	5,347	11,582	9,926
Deposit fee income	3,052	4,050	4,533	7,102	7,868
Other lease income	2,082	4,080	3,806	6,162	8,711
Other	5,607	5,900	6,488	11,507	13,416
Total noninterest income	83,814	32,521	89,268	116,335	173,852
Noninterest Expense
Salaries, commissions and other employee benefits expense	95,769	91,986	95,259	187,755	192,953
Equipment expense	15,258	16,045	17,345	31,303	35,993
Occupancy expense	7,156	5,856	7,885	13,012	15,957
General and administrative expense	59,785	42,155	46,831	101,940	83,629
Total noninterest expense	177,968	156,042	167,320	334,010	328,532
Income before Income Taxes	66,939	22,917	56,016	89,856	107,161
Provision for Income Taxes	25,372	8,687	21,234	34,059	40,619
Net Income	$41,567	$14,230	$34,782	$55,797	$66,542
Net Income Allocated to Preferred Stock	2,531	2,531	2,531	5,062	5,062
Net Income Allocated to Common Shareholders	$39,036	$11,699	$32,251	$50,735	$61,480
Net Earnings per Common Share, Basic	$0.31	$0.09	$0.26	$0.41	$0.50
Net Earnings per Common Share, Diluted	$0.31	$0.09	$0.26	$0.40	$0.49
Dividends Declared per Common Share	$0.04	$0.04	$0.03	$0.08	$0.06
Dividend payout ratio(1)	12.90%	44.44%	11.54%	19.51%	12.00%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	124,348	123,939	122,840	124,144	122,763
Diluted	126,523	126,037	125,389	126,283	125,205

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Assets
Cash and due from banks	$59,976	$63,094	$49,436	$57,835	$65,433
Interest-bearing deposits in banks	498,184	488,954	317,228	306,265	104,563
Total cash and cash equivalents	558,160	552,048	366,664	364,100	169,996
Investment securities:
Available for sale, at fair value	656,587	719,645	776,311	987,345	1,029,667
Held to maturity	109,393	115,631	115,084	113,751	118,614
Other investments	239,089	236,494	196,609	194,314	186,818
Total investment securities	1,005,069	1,071,770	1,088,004	1,295,410	1,335,099
Loans held for sale	1,330,779	1,861,306	973,507	871,736	1,704,406
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	19,913,895	18,533,637	17,760,253	16,579,951	15,294,644
Allowance for loan and lease losses	(66,091)	(62,846)	(60,846)	(57,245)	(56,728)
Total loans and leases held for investment, net	19,847,804	18,470,791	17,699,407	16,522,706	15,237,916
Mortgage servicing rights (MSR), net	362,803	383,763	435,619	441,243	437,595
Deferred income taxes, net	—	—	—	3,162	54,351
Premises and equipment, net	52,176	54,283	56,457	55,500	54,844
Other assets	963,700	953,258	998,130	956,485	759,613
Total Assets	$24,120,491	$23,347,219	$21,617,788	$20,510,342	$19,753,820
Liabilities
Deposits:
Noninterest-bearing	$1,152,917	$1,213,266	$984,703	$1,084,400	$1,055,556
Interest-bearing	15,330,610	14,863,421	14,523,994	13,389,105	12,819,119
Total deposits	16,483,527	16,076,687	15,508,697	14,473,505	13,874,675
Other borrowings	5,247,000	5,178,000	4,004,000	3,977,000	3,797,000
Trust preferred securities and subordinated notes payable	276,452	103,750	103,750	103,750	103,750
Accounts payable and accrued liabilities	293,691	230,970	253,747	235,064	298,947
Total Liabilities	22,300,670	21,589,407	19,870,194	18,789,319	18,074,372
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,246	1,241	1,237	1,230	1,229
Additional paid-in capital	865,632	858,925	851,158	840,667	837,991
Retained earnings	851,602	817,539	810,796	780,234	744,164
Accumulated other comprehensive loss	(48,659)	(69,893)	(65,597)	(51,108)	(53,936)
Total Shareholders’ Equity	1,819,821	1,757,812	1,747,594	1,721,023	1,679,448
Total Liabilities and Shareholders’ Equity	$24,120,491	$23,347,219	$21,617,788	$20,510,342	$19,753,820

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended June 30, 2015
Net interest income	$92,355	$78,266	$(1,596)	$—	$169,025
Provision for loan and lease losses	3,584	4,348	—	—	7,932
Net interest income after provision for loan and lease losses	88,771	73,918	(1,596)	—	161,093
Noninterest income	71,116	12,564	134	—	83,814
Noninterest expense	121,095	28,979	27,894	—	177,968
Income (loss) before income tax	38,792	57,503	(29,356)	—	66,939
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	5,791	—	250	—	6,041
Increase (decrease) in Bank of Florida non-accretable discount	354	(97)	—	—	257
MSR impairment (recovery)	(15,727)	—	—	—	(15,727)
Restructuring cost	17,143	—	61	—	17,204
Adjusted income (loss) before income tax	$46,353	$57,406	$(29,045)	$—	$74,714
Total assets as of June 30, 2015	$15,139,729	$9,093,639	$283,285	$(396,162)	$24,120,491
Total deposits as of June 30, 2015	13,083,912	3,399,615	—	—	16,483,527

Three Months Ended March 31, 2015
Net interest income	$84,657	$72,336	$(1,555)	$—	$155,438
Provision for loan and lease losses	1,393	7,607	—	—	9,000
Net interest income after provision for loan and lease losses	83,264	64,729	(1,555)	—	146,438
Noninterest income	22,000	10,373	148	—	32,521
Noninterest expense	98,599	27,811	29,632	—	156,042
Income (loss) before income tax	6,665	47,291	(31,039)	—	22,917
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,324	—	93	—	2,417
Increase (decrease) in Bank of Florida non-accretable discount	—	(1,560)	—	—	(1,560)
MSR impairment (recovery)	43,352	—	—	—	43,352
Adjusted income (loss) before income tax	$52,341	$45,731	$(30,946)	$—	$67,126
Total assets as of March 31, 2015	$14,665,509	$8,760,963	$211,067	$(290,320)	$23,347,219
Total deposits as of March 31, 2015	12,865,348	3,211,339	—	—	16,076,687

Three Months Ended June 30, 2014
Net interest income	$79,994	$61,780	$(1,583)	$—	$140,191
Provision for loan and lease losses	1,738	4,385	—	—	6,123
Net interest income after provision for loan and lease losses	78,256	57,395	(1,583)	—	134,068
Noninterest income	79,680	9,302	286	—	89,268
Noninterest expense	115,100	27,619	24,601	—	167,320
Income (loss) before income tax	$42,836	$39,078	$(25,898)	$—	$56,016
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	2,087	—	—	—	2,087
Increase (decrease) in Bank of Florida non-accretable discount	—	683	—	—	683
OTTI losses on investment securities (Volcker Rule)	685	—	—	—	685
Adjusted income (loss) before income tax	$45,608	$39,761	$(25,898)	$—	$59,471
Total assets as of June 30, 2014	$12,864,427	$6,973,288	$186,630	$(270,525)	$19,753,820
Total deposits as of June 30, 2014	12,050,198	1,824,477	—	—	13,874,675

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended June 30, 2015			Three Months Ended March 31, 2015			Three Months Ended June 30, 2014
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$249,732	$159	0.25%	$255,816	$160	0.25%	$171,693	$110	0.26%
Investments	1,031,225	7,447	2.89%	1,067,104	8,022	3.02%	1,371,621	9,818	2.86%
Loans held for sale	1,971,798	16,378	3.32%	1,523,484	12,516	3.29%	1,159,638	11,293	3.90%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,208,965	53,034	3.42%	6,219,788	52,187	3.36%	5,585,545	48,582	3.48%
Government insured pool buyouts	3,701,238	43,137	4.66%	3,568,879	38,710	4.34%	2,842,108	31,168	4.39%
Residential mortgages	9,910,203	96,171	3.88%	9,788,667	90,897	3.71%	8,427,653	79,750	3.79%
Home equity lines	185,839	2,168	4.68%	154,267	1,801	4.73%	143,169	1,444	4.05%
Other consumer and credit card	4,695	92	7.86%	4,629	132	11.54%	5,470	184	13.49%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,626,989	49,890	5.48%	3,547,906	49,079	5.53%	3,234,109	45,196	5.57%
Mortgage warehouse finance	1,875,134	12,758	2.69%	1,233,928	8,604	2.79%	1,022,151	7,329	2.84%
Lender finance	896,994	8,116	3.58%	774,608	6,970	3.60%	587,673	5,824	3.92%
Commercial and commercial real estate	6,399,117	70,764	4.40%	5,556,442	64,653	4.65%	4,843,933	58,349	4.79%
Equipment financing receivables	2,079,283	24,774	4.77%	2,031,071	24,850	4.89%	1,363,727	19,305	5.66%
Total loans and leases held for investment	18,579,137	193,969	4.17%	17,535,076	182,333	4.16%	14,783,952	159,032	4.29%
Total interest-earning assets	21,831,892	$217,953	3.99%	20,381,480	$203,031	3.99%	17,486,904	$180,253	4.12%
Noninterest-earning assets	1,208,509			1,388,038			1,258,917
Total assets	$23,040,401			$21,769,518			$18,745,821
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,643,248	$6,111	0.67%	$3,662,559	$6,096	0.68%	$2,847,544	$4,212	0.59%
Market-based money market accounts	367,871	577	0.63%	362,498	528	0.59%	415,544	632	0.61%
Savings and money market accounts, excluding market-based	5,098,205	8,240	0.65%	5,133,320	8,190	0.65%	4,904,879	7,449	0.61%
Market-based time	423,006	736	0.70%	443,962	760	0.69%	576,828	1,125	0.78%
Time, excluding market-based	5,318,760	14,555	1.10%	4,936,035	14,190	1.16%	3,507,409	10,024	1.15%
Total deposits	14,851,090	30,219	0.82%	14,538,374	29,764	0.83%	12,252,204	23,442	0.77%
Borrowings:
Trust preferred securities and subordinated notes payable	105,648	1,681	6.37%	103,750	1,640	6.41%	103,750	1,644	6.35%
FHLB advances	4,826,396	17,028	1.40%	4,050,089	16,189	1.60%	3,362,011	14,976	1.76%
Other	—	—	0.00%	—	—	0.00%	24,000	—	0.00%
Total borrowings	4,932,044	18,709	1.50%	4,153,839	17,829	1.72%	3,489,761	16,620	1.89%
Total interest-bearing liabilities	19,783,134	48,928	0.99%	18,692,213	47,593	1.03%	15,741,965	40,062	1.02%
Noninterest-bearing demand deposits	1,278,044			1,104,966			1,149,025
Other noninterest-bearing liabilities	192,214			216,777			195,482
Total liabilities	21,253,392			20,013,956			17,086,472
Total shareholders’ equity	1,787,009			1,755,562			1,659,349
Total liabilities and shareholders’ equity	$23,040,401			$21,769,518			$18,745,821
Net interest income/spread		$169,025	3.00%		$155,438	2.96%		$140,191	3.10%
Net interest margin			3.11%			3.09%			3.22%
Memo: Total deposits including noninterest-bearing	$16,129,134	$30,219	0.75%	$15,643,340	$29,764	0.77%	$13,401,229	$23,442	0.70%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Consumer Banking:
Residential mortgages:
Residential	$6,899,235	$6,265,322	$6,324,965	$6,006,987	$5,205,043
Government insured pool buyouts	3,824,378	3,513,916	3,595,105	3,395,095	3,197,348
Residential mortgages	10,723,613	9,779,238	9,920,070	9,402,082	8,402,391
Home equity lines	237,241	170,998	156,869	139,589	138,886
Other consumer and credit card	4,870	4,472	5,054	5,894	5,473
Total Consumer Banking	10,965,724	9,954,708	10,081,993	9,547,565	8,546,750
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,731,671	3,550,489	3,527,586	3,328,979	3,234,423
Mortgage warehouse finance	2,155,535	2,103,098	1,356,651	1,185,591	1,310,611
Lender finance	914,422	851,759	762,453	678,400	625,335
Commercial and commercial real estate	6,801,628	6,505,346	5,646,690	5,192,970	5,170,369
Equipment financing receivables	2,146,543	2,073,583	2,031,570	1,839,416	1,577,525
Total Commercial Banking	8,948,171	8,578,929	7,678,260	7,032,386	6,747,894
Loans and leases held for investment, net of unearned income	19,913,895	18,533,637	17,760,253	16,579,951	15,294,644
Allowance for loan and lease losses	(66,091)	(62,846)	(60,846)	(57,245)	(56,728)
Total loans and leases held for investment, net	$19,847,804	$18,470,791	$17,699,407	$16,522,706	$15,237,916
The balances presented above include:
Net purchased loan and lease discounts	$43,215	$50,053	$47,108	$54,510	$53,134
Net deferred loan and lease origination costs	$108,141	$98,757	$94,778	$84,832	$69,849

Deposits					Table 6b
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Noninterest-bearing demand	$1,152,917	$1,213,266	$984,703	$1,084,400	$1,055,556
Interest-bearing demand	3,626,387	3,674,565	3,540,027	2,941,171	2,801,811
Market-based money market accounts	372,282	352,865	374,856	397,617	411,633
Savings and money market accounts, excluding market-based	5,211,101	5,137,429	5,136,031	5,159,642	4,864,459
Market-based time	412,103	426,431	466,514	511,923	577,247
Time, excluding market-based	5,708,737	5,272,131	5,006,566	4,378,752	4,163,969
Total deposits	$16,483,527	$16,076,687	$15,508,697	$14,473,505	$13,874,675

General and Administrative Expense							Table 7
	Three Months Ended					Six Months Ended
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014	June 30, 2015	June 30, 2014
Legal and professional fees, excluding consent order expense	$7,323	$5,928	$9,903	$7,061	$7,475	$13,251	$14,591
Credit-related expenses	11,860	2,698	4,995	6,356	8,765	14,558	16,372
FDIC premium assessment and other agency fees	6,468	6,414	6,025	6,684	7,199	12,882	6,756
Advertising and marketing expense	6,262	6,664	5,899	6,175	4,932	12,926	9,363
Subservicing expense	1,345	3,791	3,716	3,673	2,482	5,136	2,482
Consent order expense	163	2,741	108	1,634	2,099	2,904	2,855
Other	26,364	13,919	11,078	11,557	13,879	40,283	31,210
Total general and administrative expense	$59,785	$42,155	$41,724	$43,140	$46,831	$101,940	$83,629

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$26,500	$24,840	$24,576	$23,067	$22,212
Home equity lines	2,169	2,191	2,363	2,152	1,903
Other consumer and credit card	—	29	38	31	20
Commercial Banking:
Commercial and commercial real estate	48,082	37,025	41,140	46,819	44,172
Equipment financing receivables	12,417	10,775	8,866	6,803	6,475
Total non-accrual loans and leases	89,168	74,860	76,983	78,872	74,782
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	89,168	74,860	76,983	78,872	74,782
Other real estate owned (OREO)	16,826	17,588	22,509	24,501	25,530
Total non-performing assets (NPA)	105,994	92,448	99,492	103,373	100,312
Troubled debt restructurings (TDR) less than 90 days past due	14,693	15,251	13,634	16,547	16,687
Total NPA and TDR(1)	$120,687	$107,699	$113,126	$119,920	$116,999

Total NPA and TDR	$120,687	$107,699	$113,126	$119,920	$116,999
Government insured 90 days or more past due still accruing	2,901,184	2,662,619	2,646,415	2,632,744	2,424,166
Loans accounted for under ASC 310-30:
90 days or more past due	4,571	5,165	8,448	10,519	23,159
Total regulatory NPA and TDR	$3,026,442	$2,775,483	$2,767,989	$2,763,183	$2,564,324
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.42%	0.37%	0.41%	0.45%	0.44%
NPA to total assets	0.44%	0.40%	0.46%	0.50%	0.51%
NPA and TDR to total assets	0.50%	0.46%	0.52%	0.58%	0.59%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	14.14%	13.49%	14.63%	15.65%	14.89%
NPA to total assets	12.49%	11.82%	12.74%	13.39%	12.90%
NPA and TDR to total assets	12.55%	11.89%	12.80%	13.47%	12.98%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
ALLL, beginning of period	$62,846	$60,846	$57,245	$56,728	$62,969
Charge-offs:
Consumer Banking:
Residential mortgages	2,447	2,539	1,368	2,023	1,810
Home equity lines	276	288	383	171	163
Other consumer and credit card	29	33	28	28	20
Commercial Banking:
Commercial and commercial real estate	—	2,018	1,626	568	4,714
Equipment financing receivables	2,838	2,631	2,122	1,548	938
Total charge-offs	5,590	7,509	5,527	4,338	7,645
Recoveries:
Consumer Banking:
Residential mortgages	53	58	152	127	251
Home equity lines	97	83	48	289	74
Other consumer and credit card	—	—	—	—	—
Commercial Banking:
Commercial and commercial real estate	218	2	2	6	—
Equipment financing receivables	535	366	322	180	196
Total recoveries	903	509	524	602	521
Net charge-offs	4,687	7,000	5,003	3,736	7,124
Provision for loan and lease losses	7,932	9,000	8,604	6,735	6,123
Transfers to loans held for sale	—	—	—	(2,482)	(5,240)
ALLL, end of period	$66,091	$62,846	$60,846	$57,245	$56,728
Net charge-offs to average loans and leases held for investment	0.10%	0.16%	0.12%	0.09%	0.19%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
ALLL	$66,091	$62,846	$60,846	$57,245	$56,728
Loans and leases held for investment, net of unearned income	19,913,895	18,533,637	17,760,253	16,579,951	15,294,644
ALLL as a percentage of loans and leases held for investment	0.33%	0.34%	0.34%	0.35%	0.37%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	20%	20%	21%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 9c
	Three Months Ended
(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Loan origination repurchase reserves, beginning of period	$25,585	$25,940	$24,712	$26,373	$24,428
Provision for new sales/securitizations	840	442	548	627	595
Provision (release of provision) for changes in estimate of existing reserves	(3,655)	(531)	1,500	—	3,400
Net realized losses on repurchases	(4,625)	(266)	(820)	(2,288)	(2,050)
Loan origination repurchase reserves, end of period	$18,145	$25,585	$25,940	$24,712	$26,373

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Six Months Ended
(dollars in thousands, except per share data)	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Net income	$41,567	$14,230	$38,021	$43,519	$34,782	$55,797	$66,542
Transaction expense and non-recurring regulatory related expense, net of tax	3,745	1,498	2,502	2,201	1,294	5,243	1,759
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	159	(967)	(205)	198	423	(808)	734
MSR impairment (recovery), net of tax	(9,751)	26,879	—	(1,904)	—	17,128	(3,063)
Restructuring cost, net of tax	10,667	—	(164)	—	—	10,667	630
OTTI losses on investment securities (Volcker Rule), net of tax	—	—	—	—	425	—	425
Adjusted net income	$46,387	$41,640	$40,154	$44,014	$36,924	$88,027	$67,027
Adjusted net income allocated to preferred stock	2,531	2,531	2,531	2,532	2,531	5,062	5,062
Adjusted net income allocated to common shareholders	$43,856	$39,109	$37,623	$41,482	$34,393	$82,965	$61,965
Adjusted net earnings per common share, basic	$0.35	$0.32	$0.31	$0.34	$0.28	$0.67	$0.50
Adjusted net earnings per common share, diluted	$0.35	$0.31	$0.30	$0.33	$0.27	$0.66	$0.49
Weighted average common shares outstanding:
(units in thousands)
Basic	124,348	123,939	123,278	122,950	122,840	124,144	122,763
Diluted	126,523	126,037	125,646	125,473	125,389	126,283	125,205

Adjusted Efficiency Ratio							Table 10b
	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Jun 30, 2015	Jun 30, 2014
Net interest income	$169,025	$155,438	$147,436	$146,336	$140,191	$324,463	$271,035
Noninterest income	83,814	32,521	75,173	88,214	89,268	116,335	173,852
Total revenue	252,839	187,959	222,609	234,550	229,459	440,798	444,887
Adjustment items (pre-tax):
MSR impairment (recovery)	(15,727)	43,352	—	(3,070)	—	27,625	(4,941)
Restructuring cost	96	—	(465)	—	—	96	(1,964)
OTTI losses on securities (Volcker Rule)	—	—	—	—	685	—	685
Adjusted total revenue	$237,208	$231,311	$222,144	$231,480	$230,144	$468,519	$438,667

Noninterest expense	$177,968	$156,042	$152,657	$157,753	$167,320	$334,010	$328,532
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(6,041)	(2,417)	(4,035)	(3,550)	(2,087)	(8,458)	(2,837)
Restructuring cost	(17,108)	—	(200)	—	—	(17,108)	(2,981)
Adjusted noninterest expense	$154,819	$153,625	$148,422	$154,203	$165,233	$308,444	$322,714

GAAP efficiency ratio	70%	83%	69%	67%	73%	76%	74%
Adjusted efficiency ratio	65%	66%	67%	67%	72%	66%	74%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital(1) (bank level)							Table 10c
(dollars in thousands)			Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Shareholders’ equity			$2,000,597	$1,793,270	$1,789,398	$1,769,205	$1,714,454
Less:	Goodwill and other intangibles		(47,253)	(47,442)	(49,589)	(49,957)	(50,328)
	Disallowed servicing asset		(31,625)	(46,302)	(32,054)	(23,524)	(29,028)
	Disallowed deferred tax asset		—	(659)	—	—	(61,737)
Add:	Accumulated losses on securities and cash flow hedges		47,179	68,225	64,002	49,516	52,121
Tier 1 capital		(A)	1,968,898	1,767,092	1,771,757	1,745,240	1,625,482
Add:	Allowance for loan and lease losses		67,196	62,846	60,846	57,245	56,728
Total regulatory capital		(B)	$2,036,094	$1,829,938	$1,832,603	$1,802,485	$1,682,210

Adjusted total assets		(C)	$23,000,873	$21,732,119	$21,592,849	$20,480,723	$19,660,793
Risk-weighted assets		(D)	15,464,920	14,822,821	13,658,685	12,869,352	12,579,476

Tier 1 leverage ratio		(A)/(C)	8.6%	8.1%	8.2%	8.5%	8.3%
Tier 1 risk-based capital ratio		(A)/(D)	12.7%	11.9%	13.0%	13.6%	12.9%
Total risk-based capital ratio		(B)/(D)	13.2%	12.3%	13.4%	14.0%	13.4%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

Regulatory Capital(1) (EFC consolidated)							Table 10d
(dollars in thousands)			Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Shareholders’ equity			$1,819,821	$1,757,812	$1,747,594	$1,721,023	$1,679,448
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,253)	(47,310)	(49,589)	(49,957)	(50,328)
	Disallowed servicing asset		(44,798)	(53,648)	(32,054)	(23,524)	(29,028)
	Disallowed deferred tax asset		—	(634)	—	—	(61,737)
Add:	Accumulated losses on securities and cash flow hedges		48,659	69,893	65,597	51,108	53,936
Common tier 1 capital		(E)	1,626,429	1,576,113	1,581,548	1,548,650	1,442,291
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		103,750	103,750	103,750	103,750	103,750
Tier 1 capital		(F)	1,880,179	1,829,863	1,835,298	1,802,400	1,696,041
Add:	Subordinated notes payable		172,702	—	—	—	—
Add:	Allowance for loan and lease losses		67,196	62,846	60,846	57,245	56,728
Total regulatory capital		(G)	$2,120,077	$1,892,709	$1,896,144	$1,859,645	$1,752,769

Adjusted total assets		(H)	$22,997,941	$21,738,727	$21,601,742	$20,487,969	$19,666,663
Risk-weighted assets		(I)	15,454,736	14,819,123	13,665,981	12,875,007	12,583,537

Common equity tier 1 ratio		(E)/(I)	10.5%	10.6%	11.6%	12.0%	11.5%
Tier 1 leverage ratio		(F)/(H)	8.2%	8.4%	8.5%	8.8%	8.6%
Tier 1 risk-based capital ratio		(F)/(I)	12.2%	12.3%	13.4%	14.0%	13.5%
Total risk-based capital ratio		(G)/(I)	13.7%	12.8%	13.9%	14.4%	13.9%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity and Tangible Assets					Table 10e

(dollars in thousands)	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Shareholders’ equity	$1,819,821	$1,757,812	$1,747,594	$1,721,023	$1,679,448
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	2,651	3,178	3,705	4,232	4,759
Tangible equity	1,770,311	1,707,775	1,697,030	1,669,932	1,627,830
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,620,311	$1,557,775	$1,547,030	$1,519,932	$1,477,830

Total assets	$24,120,491	$23,347,219	$21,617,788	$20,510,342	$19,753,820
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	2,651	3,178	3,705	4,232	4,759
Tangible assets	$24,070,981	$23,297,182	$21,567,224	$20,459,251	$19,702,202

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending and Servicing					Table 11
	Three Months Ended
(dollars in thousands)	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014
Key Metrics:
Mortgage lending volume:
Agency	$1,177,725	$1,043,500	$971,774	$1,108,917	$1,124,684
Jumbo	1,458,297	1,300,746	1,183,702	1,187,161	1,108,188
Other	81,566	21,716	22,160	6,004	—
Mortgage lending volume	$2,717,588	$2,365,962	$2,177,636	$2,302,082	$2,232,872
Mortgage loans sold:
Agency	$895,799	$802,329	$878,209	$1,111,504	$804,015
Jumbo	1,057,431	189,965	385,564	691,431	447,408
GNMA	376,265	373,761	379,223	365,547	176,734
Other	4,252	3,448	4,403	4,163	103,556
Mortgage loans sold	$2,333,747	$1,369,503	$1,647,399	$2,172,645	$1,531,713
Unpaid principal balance of loans serviced for the Company and others	$44,835,934	$50,481,475	$50,746,457	$50,830,585	$50,790,378
Average contractual servicing fee	0.27%	0.29%	0.29%	0.29%	0.29%
Applications	$1,770,099	$1,658,070	$1,335,506	$1,279,945	$1,656,807
Rate locks	1,571,512	1,564,567	1,251,366	1,236,764	1,664,388
Mortgage Lending Volume by Channel:
Retail	$1,728,598	$1,301,488	$1,218,614	$1,259,019	$1,225,568
Consumer Direct	411,407	441,155	385,588	454,449	461,115
Correspondent	577,584	623,319	573,433	588,614	546,189
Purchase Activity (%):
Retail	67%	51%	62%	72%	80%
Consumer Direct	12%	6%	4%	12%	13%
Correspondent	62%	43%	51%	66%	60%
Total	58%	41%	49%	59%	61%